UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2013
___________________________________

U.S. CONCRETE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Financial Statements and Exhibits.
On January 23, 2013, the Board of Directors of U.S. Concrete, Inc. (the "Company") approved an amendment to its Amended and Restated Certificate of Incorporation to change its registered agent in Delaware from Corporation Services Corporation to Capitol Services, Inc. On January 24, 2013, the Company filed a Certificate of Change of Registered Agent and/or Registered Office (the "Certificate of Change") to its Amended and Restated Certificate of Incorporation to effectuate the change of registered agent. The Certificate of Change became effective on January 24, 2013.
A copy of the Certificate of Change is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Change of Registered Agent and/or Registered Office dated January 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: January 29, 2013	By:	/s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Change of Registered Agent and/or Registered Office dated January 24, 2013.